                                 EXHIBIT (11)(B)

                             CONSENT OF ROPES & GRAY

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 11 to the Registration Statement of the BB&T Mutual Funds Group on Form N-1A under the Securities Act of 1933, as amended.

                                                              /s/ Ropes & Gray

                                                              ROPES & GRAY

Washington, D.C.
February 14, 1997